Preliminary Materials Prepared for the Conflicts Committee
of the Board of Directors of Crestwood Gas Services GP LLC
Project Intrepid
April 27, 2013
EXHIBIT (c)(4)
DRAFT
Preliminary and Subject
to Change

DRAFT
These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors (the “Conflicts Committee”)
of Crestwood Gas Services GP LLC (the “Company”), the general partner of Crestwood Midstream Partners LP (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with
Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources,
Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter.
These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee.
These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.
These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.
Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

DRAFT
Table of Contents
Section
I
II
III
IV
Confidential
Introduction
Summary Pro Forma Impact Assuming CMLP
Management Sensitivity Case
Summary Pro Forma Impact of Proposed Transaction
to NRGY and Crestwood Holdings
Summary Pro Forma Impact of Certain Potential
Adjustments to the Proposed Transaction
Appendix
A.     NRGM Management Sensitivity Case

DRAFT I. Introduction

DRAFT
Confidential
Evercore Partners (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of
Directors (the “Conflicts Committee”) of Crestwood Gas Services GP LLC, the general partner of Crestwood Midstream
Partners LP (“Crestwood”, “CMLP” or the “Partnership”), regarding the proposed merger of CMLP with and into Inergy
Midstream, L.P. (“NRGM”) (the “Proposed Transaction” or “Project Intrepid”)
As such, the materials herein review the following:
– A pro forma analysis of the Proposed Transaction assuming the CMLP financial projections sensitivity case as provided by CMLP management (the “CMLP Management Sensitivity Case”), including a comparison to the CMLP financial projections previously provided by CMLP management (the “CMLP Management Financial Projections”)
– An analysis of the pro forma impact of the Proposed Transaction to Inergy, L.P. (“NRGY”) and Crestwood
Holdings, LLC (“Crestwood Holdings”)
– An analysis of the pro forma impact of certain potential alternatives to the Proposed Transaction to CMLP unitholders
– In the appendix, a pro forma analysis of the Proposed Transaction assuming the NRGM financial projections sensitivity case as provided by CMLP management (the “NRGM Management Sensitivity Case”), including a comparison to the NRGM financial projections previously provided by NRGM management (the “NRGM
Management Financial Projections”)
The materials herein are preliminary and are subject to potentially material changes
Overview of Materials
Introduction

DRAFT II. Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case

DRAFT
Confidential
Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case

CMLP management provided Evercore with the CMLP Management Sensitivity Case, which incorporates the following assumptions:
– Operating and financial projections for the year ending December 31, 2013 assumed to equal the operating and financial projections in the CMLP Management Financial Projections
– Rich natural gas volumes from the Barnett, Granite Wash and Avalon are assumed to equal those projected in the
CMLP Management Financial Projections
Expected to grow at a 5-year CAGR of 3.6%
Natural gas processing volumes from the Barnett and Granite Wash are assumed to equal those projected in the
CMLP Management Financial Projections
– Marcellus rich natural gas volume 5-year CAGR of 14.4% in the CMLP Management Financial Projections decreased to 3.6% in the CMLP Management Sensitivity Case based on an assumed deceleration of Antero’s drilling schedule
Marcellus compression volume 5-year CAGR of 24.4% in the CMLP Management Financial Projections
decreased to 12.8% in the CMLP Management Sensitivity Case due to the lower gathering volumes assumed
– Dry natural gas volumes 5-year CAGR of 11.6% in the CMLP Management Financial Projections decreased to (2.4%)
in the CMLP Management Sensitivity Case
– Operations and maintenance expenses were derived from a bottom-up forecast provided by CMLP operations managers
2013E includes full-year expenses for CMM, West Johnson County and Enerven assets and a partial year of expenses for new Marcellus compressor stations in addition to the incremental costs of 18 new full time employees
Fixed costs assumed to increase at 3.0% per year after 2013E
– General and administrative expenses are assumed to equal those projected in the CMLP Management Financial
Projections
General and administrative expenses assumed to increase at 4.0% per annum after 2013E
CMLP Management Sensitivity Case – Assumptions

DRAFT
Confidential
Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case

– Five year maintenance capital expenditures adjusted from the CMLP Management Financial Projections based on compressor overhauls necessary in the CMLP Management Sensitivity Case given decreased Marcellus volumes
– Five year growth capital expenditures based on forecasted well connections and associated pipeline capital projects, as well as additional Marcellus compressor stations and Fayetteville and Granite Wash facility expansions
– Excludes potential other growth capital expenditure opportunities, including:
The potential acquisition of RKI’s 50.0% non-operating interest in the Jackalope Gas Gathering System
(“JGGS”) in the Niobrara Basin, and the further development of that system for $199.1 million in 2013E
The MarkWest Marcellus Bolt-On Acquisition for $125.0 million
The Antero Western AOD Acquisition for $250.0 million
– Growth capital expenditures to be financed with revolver borrowings at an interest rate of 3.60%, 3.75%, 4.50%,
5.00% and 5.50% in 2013E, 2014E, 2015E, 2016E and 2017E, respectively
– Assumes CMLP’s Class D Unit distribution is paid in-kind with additional Class D Units until conversion into 6.8 million CMLP common units in March 2014 on a one-for-one basis
Distributions paid in-kind assume CMLP yield of 9.0%, 8.5%, 8.0% and 7.5% in the first, second, third and fourth quarter of 2013E, respectively
– CMLP projected unit price assumes CMLP yield of 9.0% in the first quarter of 2013E and 8.5% in each quarter of the forecast period thereafter as opposed to 9.0%, 8.5%, 8.0% in the first, second and third quarter of 2013E, respectively and 7.5% in all periods thereafter
– $200.0 million senior note offering on June 30, 2015 assumed to be issued at an 8.0% interest rate with proceeds utilized to reduce borrowings from CMLP’s revolving credit facility
– Distribution per LP unit remains constant until target coverage of 1.05x is reached
Distribution per LP unit of $2.04 in each of 2013E, 2014E, 2015E and 2016E, respectively
– No interest income on cash balances
CMLP Management Sensitivity Case – Assumptions (cont’d)

DRAFT
Confidential

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
The following sets forth selected operating projections provided by CMLP management utilized in deriving the
CMLP Management Sensitivity Case herein:
For the Year Ended December 31, For the Years Ending December 31, CAGR
2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Gathering Volumes (MMcfd)
Barnett Rich 129.5 143.9 163.5 216.1 211.6 210.6 212.9 215.9 (0.0%)
Granite Wash -- 16.6 17.6 29.7 46.1 58.4 66.4 72.1 24.8%
Avalon -- 11.5 9.0 6.8 5.2 4.3 3.6 3.1 (17.4%)
Marcellus -- -- 227.2 457.1 468.7 486.6 513.3 526.0 3.6%
Total Rich Gathering Volumes 129.5 172.0 417.2 709.7 731.5 759.9 796.2 817.1 3.6%
Barnett Dry 213.8 329.7 268.4 234.9 225.2 212.8 205.4 200.3 (3.9%)
Fayetteville -- 85.2 86.7 97.9 105.7 109.4 112.8 116.4 4.4%
Haynesville -- 60.1 50.5 33.6 20.5 18.4 17.0 16.0 (17.0%)
Total Dry Gathering Volumes 213.8 475.0 405.6 366.4 351.4 340.6 335.2 332.7 (2.4%)
Total Gathering 343.3 647.0 822.8 1,076.1 1,082.9 1,100.5 1,131.4 1,149.8 1.7%
Processing Volumes (MMcfd)
Barnett 127.8 131.8 155.7 207.0 202.6 201.6 203.8 206.8 (0.0%)
Granite Wash -- 12.3 17.5 29.4 45.6 57.8 65.7 71.3 24.8%
Total Processing Volumes 127.8 144.1 173.2 236.4 248.2 259.4 269.6 278.1 4.1%
Compression Volumes (MMcfd)
Marcellus -- -- 6.4 331.8 448.4 497.5 524.8 537.5 12.8%
Well Connections
Barnett Rich NA NA 43.0 60.0 68.0 68.0 68.0 68.0
Granite Wash NA NA 5.0 10.0 16.0 16.0 15.0 15.0
Avalon NA NA -- -- -- -- -- --
Marcellus NA NA 60.0 65.0 43.0 43.0 42.0 41.0
Total Rich Well Connections NA NA 108.0 135.0 127.0 127.0 125.0 124.0
Barnett Dry NA NA 23.0 8.0 10.0 10.0 10.0 10.0
Fayetteville NA NA 18.0 23.0 24.0 21.0 21.0 21.0
Haynesville NA NA 1.0 -- -- -- -- --
Total Dry Well Connections NA NA 42.0 31.0 34.0 31.0 31.0 31.0
Total Well Connections NA NA 150.0 166.0 161.0 158.0 156.0 155.0
CMLP Management Sensitivity Case – Selected Operating Projections

DRAFT
Confidential

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
The following sets forth a comparison of selected operating projections in the CMLP Management Financial
Projections and the CMLP Management Sensitivity Case
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Gathering Volumes (MMcfd)
Barnett Rich -- -- -- -- --
Granite Wash -- -- -- -- --
Avalon -- -- -- -- --
Marcellus -- (103.8) (205.4) (227.2) (257.3)
Total Rich Gathering Volumes -- (103.8) (205.4) (227.2) (257.3)
Barnett Dry -- (31.4) (63.0) (72.4) (82.9)
Fayetteville -- (11.4) (51.2) (92.8) (119.3)
Haynesville -- (11.9) (24.0) (29.0) (33.0)
Total Dry Gathering Volumes -- (54.7) (138.2) (194.3) (235.2)
Total Gathering -- (158.5) (343.6) (421.5) (492.5)
Processing Volumes (MMcfd)
Barnett -- -- -- -- --
Granite Wash -- -- -- -- --
Total Processing Volumes -- -- -- -- --
Compression Volumes (MMcfd)
Marcellus -- (95.6) (205.4) (227.2) (257.3)
Well Connections
Barnett Rich -- -- -- -- --
Granite Wash -- -- -- -- --
Avalon -- -- -- -- --
Marcellus -- (59.0) (26.0) (31.0) (32.0)
Total Rich Well Connections -- (59.0) (26.0) (31.0) (32.0)
Barnett Dry -- (31.0) (25.0) (22.0) (22.0)
Fayetteville -- (11.0) (39.0) (39.0) (39.0)
Haynesville -- (5.0) (5.0) (5.0) (5.0)
Total Dry Well Connections -- (47.0) (69.0) (66.0) (66.0)
Total Well Connections -- (106.0) (95.0) (97.0) (98.0)
CMLP Management Sensitivity Case – Comparison to CMLP Management
Financial Projections

DRAFT
Confidential
($ in millions)

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
The following sets forth the CMLP Management Sensitivity Case utilized by Evercore in its analysis herein:
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Revenue, Less Purchases:
Barnett Rich $90.5 $93.7 $101.5 $108.4 $115.1
Granite Wash 5.9 10.2 14.0 16.5 18.4
Avalon 0.4 0.3 0.3 0.2 0.2
Marcellus 69.9 81.7 89.2 96.8 101.6
Total Rich Natural Gas Revenue $166.7 $185.9 $204.9 $221.9 $235.3 9.0%
Barnett Dry 49.5 46.7 46.8 46.6 46.7
Fayetteville 30.6 33.6 36.6 39.2 41.8
Haynesville 5.3 3.1 2.8 2.5 2.4
Total Dry Natural Gas Revenue $85.4 $83.4 $86.2 $88.4 $90.9 1.6%
Total Revenue, Less Purchases $252.1 $269.3 $291.1 $310.3 $326.2 6.7%
Operating Expense:
CMLP Operating Expense $42.9 $43.9 $45.0 $46.2 $47.4
CMM Operating Expense 7.9 9.8 10.5 10.8 11.1
Total Operating Expense $50.8 $53.8 $55.5 $57.0 $58.5 3.6%
General and Administrative Expense:
CMLP General and Administrative Expense $25.4 $26.4 $27.4 $28.5 $29.7
CMM General and Administrative Expense 2.9 3.0 3.2 3.3 3.4
Total General and Administrative Expense 28.3 29.4 30.6 31.8 33.1 4.0%
Plus: Other Corporate Adjustments 0.3 -- -- -- --
Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9%
CMLP Management Sensitivity Case – EBITDA Buildup

DRAFT
Confidential
CMLP Management Sensitivity Case
($ in millions, except per unit amounts)

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
The following sets forth the CMLP Management Sensitivity Case utilized by Evercore in its analysis herein:
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9%
Less: Cash Interest Expense, net (43.0) (47.9) (57.4) (64.8) (68.6)
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8)
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2
Distributable Cash Flow $124.8 $135.6 $144.6 $152.7 $159.4 6.3%
Distributed Cash Flow
Common Units (Public) $69.5 $69.5 $69.5 $69.5 $70.8
Common Units (Crestwood Holdings) 40.1 54.1 54.1 54.1 55.1
GP 20.6 23.6 23.6 23.6 25.9
Total $130.3 $147.2 $147.2 $147.2 $151.8 3.9%
% to GP 15.8% 16.0% 16.0% 16.0% 17.1%
GP IDRs $18.6 $21.1 $21.1 $21.1 $23.3
Weighted Average LP Units Outstanding 60.2 60.6 60.6 60.6 60.6
DCF / LP Unit $1.99 $1.94 $2.02 $2.09 $2.14 1.9%
Distribution / LP Unit $2.04 $2.04 $2.04 $2.04 $2.08 0.5%
LP Coverage 0.97x 0.95x 0.99x 1.02x 1.03x
Total Coverage 0.96x 0.92x 0.98x 1.04x 1.05x
Distributable Cash Flow Surplus / (Shortfall) ($5.5) ($11.6) ($2.6) $5.5 $7.6

DRAFT
Confidential
CMLP Management Sensitivity Case (cont’d)
($ in millions)

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued (Public) $119.0 $-- $-- $-- $--
Equity Issued (Crestwood Holdings) -- -- -- -- --
GP Contribution (Crestwood Holdings) -- -- -- -- --
Class D Units Issued for Acquisition of 65.0% of CMM 129.0 -- -- -- --
Revolver Draw for Acquisition of 65.0% of CMM 129.0 -- -- -- --
CMM Debt Issued 32.1 19.0 24.9 23.0 22.5
CMLP Debt Issued/(Repaid), net of Surplus/(Shortfall) 46.5 68.3 19.4 11.3 4.1
DCF Surplus / (Shortfall) (5.5) (11.6) (2.6) 5.5 7.6
Contribution from CMLP to CMM 50.0 -- -- -- --
Less: Financing Fees (0.5) -- -- -- --
Total Funding $499.6 $75.7 $41.7 $39.8 $34.1
Debt Issued/(Repaid), net of Surplus/(Shortfall) $89.1 $87.3 $44.3 $34.3 $26.5
Total Equity Issued 248.0 -- -- -- --
Uses:
Acquisition of 65.0% of CMM $258.0 $-- $-- $-- $--
Debt Paydown from 5.175 MM Units Issuance 118.5 -- -- -- --
(Increase) / Decrease in Working Capital (3.7) 2.2 -- -- --
Growth Capital Expenditures 126.8 73.5 41.7 39.8 34.1
Total Uses $499.6 $75.7 $41.7 $39.8 $34.1
Credit Statistics
Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Net Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Capital Structure
Cash $0.1 $0.1 $0.1 $0.1 $0.1
Total Debt 822.8 910.1 954.4 988.7 1,015.2
Net Debt $822.7 $910.0 $954.3 $988.6 $1,015.1
The following sets forth the funding assumptions utilized in the CMLP Management Financial Projections and
CMLP’s resulting capital structure and credit statistics

DRAFT
Confidential
CMLP Management Sensitivity Case (cont’d)
($ in millions, except per unit amounts)

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
CMLP Management Financial Projections
CMLP Management Sensitivity Case
For the Years Ending December 31, CAGR Difference versus CMLP Management Financial Projections
2013E 2014E 2015E 2016E 2017E 2013E - 2017E 2013E 2014E 2015E 2016E 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9% $-- ($28.7) ($65.3) ($86.4) ($106.0)
Less: Cash Interest Expense, net (43.0) (47.9) (57.4) (64.8) (68.6) 0.0 4.6 5.4 2.8 4.2
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8) -- -- -- -- --
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2 -- -- -- -- --
Distributable Cash Flow $124.8 $135.6 $144.6 $152.7 $159.4 6.3% $0.0 ($24.0) ($59.9) ($83.6) ($101.7)
DCF / LP Unit $1.99 $1.94 $2.02 $2.09 $2.14 1.9% $0.00 ($0.20) ($0.49) ($0.69) ($0.84)
Distribution / LP Unit $2.04 $2.04 $2.04 $2.04 $2.08 0.5% ($0.03) ($0.11) ($0.33) ($0.56) ($0.79)
LP Coverage 0.97x 0.95x 0.99x 1.02x 1.03x
Total Coverage 0.96 0.92 0.98 1.04 1.05
Distributable Cash Flow Surplus / (Shortfall) ($5.5) ($11.6) ($2.6) $5.5 $7.6
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $214.8 $270.3 $307.9 $340.6 18.4%
Less: Cash Interest Expense, net (43.0) (52.5) (62.8) (67.6) (72.8)
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8)
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2
Distributable Cash Flow $124.7 $159.6 $204.4 $236.3 $261.1 20.3%
DCF / LP Unit $1.99 $2.14 $2.51 $2.78 $2.98 10.6%
Distribution / LP Unit $2.07 $2.15 $2.37 $2.60 $2.86 8.4%
LP Coverage 0.96x 1.00x 1.06x 1.07x 1.04x
Total Coverage 0.93 0.99 1.09 1.10 1.06
Distributable Cash Flow Surplus / (Shortfall) ($8.7) ($1.1) $17.7 $20.9 $14.2

DRAFT
Confidential

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
Evercore analyzed the pro forma impact to NRGM unitholders and CMLP unitholders from the Proposed
Transaction, utilizing the CMLP Management Sensitivity Case and the NRGM Management Financial Projections
NRGM acquires CMLP assuming a 5.0% premium to CMLP’s 20-Day VWAP of $24.42 as of April 25, 2013, or
$25.64 per unit, plus $0.41 in cash for a total value of $26.06 per CMLP unit, representing a total enterprise value of $2.4 billion or 12.7x 2014E EBITDA
Transaction assumed to be financed with NRGM common equity issued directly to CMLP common unitholders and the $25.0 million of cash consideration financed with borrowings from NRGM’s existing revolver
Implies a 1.089x NRGM/CMLP exchange ratio, assuming NRGM’s 20-Day VWAP of $23.55
CMLP’s projected total debt outstanding of $787.4 million as of July 1, 2013 assumed by NRGM, without triggering change of control provisions
Assumes one-time change of control payments to NRGM management of $10.0 million and one-time integration expenses of $15.0 million are funded with borrowings from NRGM’s existing revolver
Assumes a total distribution coverage equal to NRGM’s standalone distribution coverage pro forma for the Proposed
Transaction
Assumes NRGM and CMLP (excluding CMM) growth capital expenditures are funded 50.0% with equity issued to the public at an all-in discount of 8.0% to the then-current projected unit price assuming NRGM’s current yield of
6.48%
CMM growth capital expenditures are funded 100.0% with borrowings on CMM’s revolving credit facility
Transaction fees and expenses of $20.0 million are funded with borrowings on NRGM’s existing revolver
Assumes $10.0 million and $15.0 million of annual synergies in 2013E and 2014E, respectively, and $20.0 million of annual synergies in each of 2015E, 2016E and 2017E
Assumptions – Pro Forma Analysis Utilizing the CMLP Management Sensitivity Case

DRAFT
Confidential
($ in millions, except per unit amounts)

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
Sources and Uses
Transaction Economics
Net NRGM Equity Issued $1,545.8
Cash Consideration 25.0
Equity Value $1,570.8
CMLP Net Debt Assumed as of July 1, 2013 787.4
Transaction Enterprise Value $2,358.2
Assumed Annual Synergies:
2013E Annual Synergies $10.0
2014E Annual Synergies 15.0
2015E Annual Synergies 20.0
CMLP Enterprise Value as a Multiple of: Data Multiple
2013E EBITDA $173.3 13.6x
2014E EBITDA 186.1 12.7
2015E EBITDA 205.0 11.5
2013E EBITDA + Synergies $183.3 12.9x
2014E EBITDA + Synergies 201.1 11.7
2015E EBITDA + Synergies 225.0 10.5
CMLP Equity Value as a Multiple of: Data Multiple
2013E DCF $124.8 12.6x
2014E DCF 135.6 11.6
2015E DCF 144.6 10.9
2013E DCF + Synergies $134.8 11.7x
2014E DCF + Synergies 150.6 10.4
2015E DCF + Synergies 164.6 9.5
CMLP 20-Day VWAP $24.42
Offer Premium to CMLP's 20-Day VWAP 5.0%
Offer Price $25.64
NRGM 20-Day VWAP 23.55
CMLP / NRGM Exchange Ratio 1.09x
Value of Equity Consideration $25.64
Value of Cash Consideration 0.41
Total Consideration per CMLP Unit $26.06
Consideration per CMLP Unit
(1) Includes 6,516,776 common units from the conversion of the Class D Units outstanding as of July 1, 2013
Total CMLP LP Units Outstanding
(1)
60.3
Less: CMLP LP Units Owned by Crestwood Holdings
(1)
(26.2)
CMLP LP Units Owned by the Public 34.1
Assumed LP Unit Price @ 5.0% Premium to $24.42 $25.64
Acquired Equity Value of Public CMLP Unitholders $874.0
CMLP LP Units Owned by Crestwood Holdings and NRGY 26.2
Assumed LP Unit Price @ 5.0% Premium to $24.42 $25.64
Acquired Equity Value of Crestwood Holdings and NRGY Unitholders $671.8
Total Acquired LP Equity Value $1,545.8
Plus: Transaction Fees 20.0
Plus: One-Time Integration Expenses 15.0
Plus: Management Change of Control Payments 10.0
Plus: Cash Consideration 25.0
Less: Funding on NRGM Revolver (70.0)
Net NRGM Equity Issued $1,545.8
Net NRGM LP Equity Issued $1,545.8
NRGM 20-Day VWAP $23.55
New NRGM LP Units Issued 65.6
CMLP Pro Forma Ownership of NRGM 43.3%
Transaction Economics – CMLP Management Sensitivity Case

DRAFT
Confidential

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
CMLP Accretion / (Dilution)
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
CMLP Accretion / (Dilution):
DCF / LP Unit - Standalone $0.50 $0.52 $1.99 $1.94 $2.02 $2.09 $2.14 3.3%
DCF / LP Unit - Pro Forma $0.47 $0.49 $1.94 $1.96 $2.04 $2.11 $2.19 3.7%
Accretion / (Dilution) - $ ($0.03) ($0.02) ($0.05) $0.02 $0.02 $0.02 $0.05
Accretion / (Dilution) - % (5.6%) (4.7%) (2.6%) 0.9% 1.2% 1.2% 2.1%
Distribution / LP Unit - Standalone $0.51 $0.51 $2.04 $2.04 $2.04 $2.04 $2.08 0.6%
Distribution / LP Unit - Pro Forma $0.46 $0.46 $1.94 $1.90 $1.99 $2.07 $2.11 3.5%
Accretion / (Dilution) - $ ($0.05) ($0.05) ($0.10) ($0.14) ($0.05) $0.03 $0.04
Accretion / (Dilution) - % (10.0%) (10.0%) (5.0%) (6.7%) (2.2%) 1.7% 1.7%
Standalone Distribution Coverage 0.97x 1.02x 0.96x 0.92x 0.98x 1.04x 1.05x
Pro Forma Distribution Coverage 1.05 1.12 1.03 1.05 1.04 1.03 1.06
Standalone Debt/EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Pro Forma Debt/EBITDA 4.3 4.0 3.8 3.4 3.2
Pro Forma Impact – CMLP Unitholder – CMLP Management Sensitivity Case

DRAFT
Confidential

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
NRGM Accretion / (Dilution):
DCF / LP Unit - Standalone $0.42 $0.44 $1.62 $1.77 $1.83 $1.89 $1.96 3.6%
DCF / LP Unit - Pro Forma $0.43 $0.45 $1.65 $1.80 $1.88 $1.94 $2.01 3.7%
Accretion / (Dilution) - $ $0.02 $0.01 $0.03 $0.03 $0.04 $0.05 $0.04
Accretion / (Dilution) - % 4.2% 2.8% 1.8% 2.0% 2.4% 2.6% 2.3%
Distribution / LP Unit - Standalone $0.41 $0.41 $1.61 $1.72 $1.79 $1.86 $1.89 3.2%
Distribution / LP Unit - Pro Forma 0.42 0.42 1.64 1.75 1.83 1.90 1.94 3.5%
Accretion / (Dilution) - $ $0.02 $0.01 $0.03 $0.03 $0.04 $0.05 $0.05
Accretion / (Dilution) - % 4.1% 2.8% 1.8% 1.9% 2.3% 2.6% 2.8%
Standalone Distribution Coverage 1.05x 1.13x 1.01x 1.07x 1.04x 1.03x 1.06x
Pro Forma Distribution Coverage 1.05 1.12 1.03 1.05 1.04 1.03 1.06
Standalone Debt/EBITDA 4.0x 3.6x 3.9x 3.7x 3.3x
Pro Forma Debt/EBITDA 4.3 4.0 3.8 3.4 3.2
NRGM Accretion / (Dilution)
Pro Forma Impact – NRGM Unitholder – CMLP Management Sensitivity Case

DRAFT
Confidential
Summary Contribution Analysis

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
(1) Adjusted for CMLP and NRGM projected net debt outstanding as of July 1, 2013
(2) Proposed exchange ratio excludes cash consideration of $0.41 per unit
CMLP Management Financial Projections CMLP Management Sensitivity Case
Implied Implied
Exchange Exchange
Ratio Ratio
Pro Forma Ownership Based on Proposed
Exchange Ratio
1.089x 1.089x
2013E Distributable Cash Flow 1.178x 1.178x
2014E Distributable Cash Flow 1.290x 1.096x
2015E Distributable Cash Flow 1.546x 1.093x
2013E EBITDA (1) 1.181x 1.181x
2014E EBITDA (1) 1.274x 1.034x
2015E EBITDA (1) 1.584x 1.062x
DCF Equity Value 1.360x 0.847x
Precedent Transactions Equity Value 0.981x 0.865x
Peer Group Trading Equity Value 1.100x 0.951x
Relevant Range
- - - -
Implied Exchange Ratio
- -
Proposed Exchange Ratio (2)
52.8%
Crestwood Inergy Midstream
45.2% 54.8%
47.5% 52.5%
43.3% 56.7%
43.6% 56.4%
52.6% 47.4%
48.8%
52.0%
Inergy Midstream
45.3% 54.7%
43.5% 56.5%
43.3% 56.7%
Crestwood
48.0%
45.3% 54.7%
47.2%
43.4%
62.7% 37.3%
56.6%
45.3% 54.7%
42.1% 57.9%
42.7% 57.3%
54.7%
51.2%
40.8% 59.2%
40.0% 60.0%
37.3% 62.7%
37.8% 62.2%
1.584x 0.847x 1.181x
40.8%
1.089x
52.6% 59.2% 47.4%
1.089x
0.981x
45.3%

DRAFT
Confidential
Summary Pro Forma Accretion/Dilution Results

Summary Pro Forma Impact Assuming CMLP Management Sensitivity Case
(1) Based on CMLP’s current 8.1% yield
Standalone Pro Forma
CMLP Management
Financial Projections Sensitivity Case Financial Projections Sensitivity Case
CMLP Management NRGM Management Financial Projections NRGM Management Sensitivity Case
Financial Sensitivity Breakeven Breakeven Breakeven Breakeven
Projections Case CMLP Yield
(1)
CMLP Yield
(1)
CMLP Yield
(1)
CMLP Yield
(1)
CY 2014E CMLP DCF / LP Unit $2.14 $1.94 $2.06 7.8% $1.96 7.8% $2.01 7.6% $1.91 7.6%
Accretion / (Dilution) - $ ($0.08) $0.02 ($0.14) ($0.04)
CY 2015E CMLP DCF / LP Unit $2.51 $2.02 $2.26 7.8% $2.04 8.1% $2.18 7.5% $1.96 7.8%
Accretion / (Dilution) - $ ($0.25) $0.02 ($0.33) ($0.06)
CY 2016E CMLP DCF / LP Unit $2.78 $2.09 $2.39 7.4% $2.11 8.4% $2.25 7.0% $1.97 7.8%
Accretion / (Dilution) - $ ($0.39) $0.02 ($0.53) ($0.12)
CY 2017E CMLP DCF / LP Unit $2.98 $2.14 $2.51 7.1% $2.19 8.5% $2.26 6.4% $1.93 7.5%
Accretion / (Dilution) - $ ($0.47) $0.05 ($0.72) ($0.21)
CY 2014E CMLP Distribution / LP Unit $2.15 $2.04 $2.00 7.5% $1.90 7.6% $1.95 7.3% $1.86 7.4%
Accretion / (Dilution) - $ ($0.15) ($0.14) ($0.20) ($0.18)
CY 2015E CMLP Distribution / LP Unit $2.37 $2.04 $2.21 7.6% $1.99 7.9% $2.14 7.3% $1.92 7.6%
Accretion / (Dilution) - $ ($0.16) ($0.05) ($0.23) ($0.12)
CY 2016E CMLP Distribution / LP Unit $2.60 $2.04 $2.34 7.3% $2.07 8.2% $2.31 7.2% $2.01 8.0%
Accretion / (Dilution) - $ ($0.26) $0.03 ($0.30) ($0.03)
CY 2017E CMLP Distribution / LP Unit $2.86 $2.08 $2.42 6.9% $2.11 8.2% $2.48 7.0% $2.09 8.2%
Accretion / (Dilution) - $ ($0.44) $0.04 ($0.38) $0.02
CY 2014E - 2017E Distribution Growth 10.0% 0.6% 6.7% 3.5% 8.4% 4.1%
Debt Metrics
CY 2014E Debt/EBITDA 4.4x 4.9x 3.8x 4.0x 3.9x 4.1x
CY 2015E Debt/EBITDA 3.7x 4.7x 3.5x 3.8x 3.5x 3.9x
CY 2016E Debt/EBITDA 3.4x 4.5x 3.1x 3.4x 3.1x 3.6x
CY 2017E Debt/EBITDA 3.2x 4.3x 2.8x 3.2x 3.2x 3.7x

DRAFT III. Summary Pro Forma Impact of Proposed Transaction to NRGY and Crestwood Holdings

DRAFT
Confidential
Pro Forma Impact to NRGY & Crestwood Holdings

Summary Pro Forma Impact of Proposed Transaction to NRGY and Crestwood Holdings
The following sets forth the pro forma impact to NRGY and Crestwood Holdings based on the Proposed
Transaction utilizing the CMLP Management Financial Projections and the NRGM Management
Financial Projections
CMLP Management Financial Projections and the NRGM Management Financial Projections
For the Quarter Ending For the Years Ending December 31,
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E
NRGM GP/IDR Cash Flow Standalone $2.1 $2.6 $3.0 $3.4 $11.2 $20.2 $26.8 $33.4 $36.6
CMLP GP/IDR Cash Flow Standalone 5.2 5.2 5.7 6.2 22.2 30.3 43.4 57.7 73.5
Total Combined GP/IDR Cash Flows Standalone $7.3 $7.7 $8.7 $9.6 $33.3 $50.5 $70.1 $91.1 $110.1
Pro Forma NRGM GP/IDR Cash Flow $7.3 $7.7 $7.9 $7.9 $30.8 $54.8 $85.7 $109.7 $125.0
Incremental Combined GP/IDR Cash Flow Created $-- $-- ($0.8) ($1.7) (2.6) $4.3 $15.5 $18.6 $14.9
Crestwood Holdings Economics
CMLP Standalone LP Unit Distributions Forgone $-- $-- ($10.2) ($10.4) (20.7) (57.0) ($62.7) ($69.0) ($75.9)
Less: CMLP GP/IDRs Forgone -- -- (5.7) (6.2) (11.9) (30.3) (43.4) (57.7) (73.5)
Plus: Distributions on NRGM LP Units Owned by Crestwood Holdings -- -- 9.2 9.2 18.3 39.8 44.0 46.7 48.3
Plus: 29.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 2.3 2.3 4.6 15.9 24.8 31.8 36.3
Plus: 29.0% of Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 6.9 6.9 13.8 30.0 33.1 35.2 36.4
Plus: 29.0% of Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 0.8 0.8 1.7 3.6 4.0 4.3 4.4
Plus: Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 8.3 -- 8.3 -- -- -- --
Plus: 29.0% of Pro-Rata Share of $25.0MM Payment from NRGM (NRGY Ownership) -- -- 0.8 -- 0.8 -- -- -- --
Less: Up-Front Payment to Acquire IHGP -- -- (75.0) -- (75.0) -- -- -- --
Net Cash Flow Differential to Crestwood Holdings $-- $-- ($62.7) $2.5 ($60.2) $2.0 ($0.2) ($8.7) ($24.0)
Original NRGY Unitholder Economics
Standalone Distributions on NRGM Units Forgone $-- $-- ($22.8) ($23.1) ($46.0) ($96.7) ($100.9) ($104.7) ($106.4)
Plus: 71.0% Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 16.9 16.9 $33.8 $73.4 81.1 86.2 89.1
Plus: 71.0% Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 2.0 2.0 $4.1 $8.9 9.8 10.4 10.8
Less: Standalone NRGM GP Cash Flow -- -- (3.0) (3.4) (6.4) (20.2) (26.8) (33.4) (36.6)
Plus: 71.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 5.6 5.6 11.2 38.9 60.8 77.9 88.8
Plus: 71.0% of Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 1.8 -- 1.8 -- -- -- --
Net Cash Flow Differential to NRGY's Unitholders $-- $-- $0.5 ($2.0) ($1.5) $4.3 $24.0 $36.4 $45.6

DRAFT
Confidential
Pro Forma Impact to NRGY & Crestwood Holdings (cont’d)

Summary Pro Forma Impact of Proposed Transaction to NRGY and Crestwood Holdings
The following sets forth the pro forma impact to NRGY and Crestwood Holdings based on the Proposed
Transaction utilizing the CMLP Management Sensitivity Case and the NRGM Management Financial
Projections
CMLP Management Sensitivity Case and the NRGM Management Financial Projections
For the Quarter Ending For the Years Ending December 31,
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E
NRGM GP/IDR Cash Flow Standalone $2.1 $2.6 $3.0 $3.4 $11.2 $20.2 $26.8 $33.4 $36.6
CMLP GP/IDR Cash Flow Standalone 5.2 5.2 5.1 5.1 20.6 23.6 23.6 23.6 25.9
Total Combined GP/IDR Cash Flows Standalone $7.3 $7.7 $8.2 $8.6 $31.8 $43.8 $50.3 $57.0 $62.5
Pro Forma NRGM GP/IDR Cash Flow $7.3 $7.7 $7.9 $7.9 $30.8 $41.5 $55.3 $69.3 $77.1
Incremental Combined GP/IDR Cash Flow Created $-- $-- ($0.3) ($0.7) (1.0) ($2.3) $5.0 $12.3 $14.6
Crestwood Holdings Economics
CMLP Standalone LP Unit Distributions Forgone $-- $-- ($10.0) ($10.0) (20.1) (54.1) ($54.1) ($54.1) ($55.1)
Less: CMLP GP/IDRs Forgone -- -- (5.1) (5.1) (10.3) (23.6) (23.6) (23.6) (25.9)
Plus: Distributions on NRGM LP Units Owned by Crestwood Holdings -- -- 9.2 9.2 18.3 37.9 39.8 41.3 42.1
Plus: 29.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 2.3 2.3 4.6 12.0 16.0 20.1 22.4
Plus: 29.0% of Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 6.9 6.9 13.8 28.6 30.0 31.2 31.7
Plus: 29.0% of Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 0.8 0.8 1.7 3.5 3.6 3.8 3.8
Plus: Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 8.3 -- 8.3 -- -- -- --
Plus: 29.0% of Pro-Rata Share of $25.0MM Payment from NRGM (NRGY Ownership) -- -- 0.8 -- 0.8 -- -- -- --
Less: Up-Front Payment to Acquire IHGP -- -- (75.0) -- (75.0) -- -- -- --
Net Cash Flow Differential to Crestwood Holdings $-- $-- ($62.0) $4.0 ($58.0) $4.4 $11.7 $18.7 $19.1
Original NRGY Unitholder Economics
Standalone Distributions on NRGM Units Forgone $-- $-- ($22.8) ($23.1) ($46.0) ($96.7) ($100.9) ($104.7) ($106.4)
Plus: 71.0% Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 16.9 16.9 $33.8 $70.0 73.3 76.3 77.7
Plus: 71.0% Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 2.0 2.0 $4.1 $8.5 8.9 9.2 9.4
Less: Standalone NRGM GP Cash Flow -- -- (3.0) (3.4) (6.4) (20.2) (26.8) (33.4) (36.6)
Plus: 71.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 5.6 5.6 11.2 29.4 39.3 49.2 54.7
Plus: 71.0% of Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 1.8 -- 1.8 -- -- -- --
Net Cash Flow Differential to NRGY's Unitholders $-- $-- $0.5 ($2.0) ($1.5) ($9.0) ($6.2) ($3.4) ($1.2)

DRAFT
Confidential
Pro Forma Impact to NRGY & Crestwood Holdings (cont’d)

Summary Pro Forma Impact of Proposed Transaction to NRGY and Crestwood Holdings
The following sets forth the pro forma impact to NRGY and Crestwood Holdings based on the Proposed
Transaction utilizing the CMLP Management Sensitivity Case and the NRGM Management Sensitivity
Case
CMLP Management Sensitivity Case and the NRGM Management Sensitivity Case
For the Quarter Ending For the Years Ending December 31,
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E
NRGM GP/IDR Cash Flow Standalone $2.1 $2.1 $2.1 $2.5 $8.9 $13.0 $14.9 $15.2 $15.8
CMLP GP/IDR Cash Flow Standalone 5.2 5.2 5.1 5.1 20.6 23.6 23.6 23.6 25.9
Total Combined GP/IDR Cash Flows Standalone $7.3 $7.3 $7.3 $7.6 $29.5 $36.6 $38.5 $38.8 $41.7
Pro Forma NRGM GP/IDR Cash Flow $7.3 $7.3 $7.8 $7.8 $30.2 $34.9 $44.2 $58.1 $71.3
Incremental Combined GP/IDR Cash Flow Created $-- $-- $0.5 $0.2 0.8 ($1.7) $5.8 $19.3 $29.7
Crestwood Holdings Economics
CMLP Standalone LP Unit Distributions Forgone $-- $-- ($10.0) ($10.0) (20.1) (54.1) ($54.1) ($54.1) ($55.1)
Less: CMLP GP/IDRs Forgone -- -- (5.1) (5.1) (10.3) (23.6) (23.6) (23.6) (25.9)
Plus: Distributions on NRGM LP Units Owned by Crestwood Holdings -- -- 9.1 9.1 18.3 37.0 38.3 40.1 41.7
Plus: 29.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 2.3 2.3 4.5 10.1 12.8 16.9 20.7
Plus: 29.0% of Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 6.9 6.9 13.8 27.9 28.9 30.2 31.5
Plus: 29.0% of Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 0.8 0.8 1.7 3.4 3.5 3.7 3.8
Plus: Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 8.3 -- 8.3 -- -- -- --
Plus: 29.0% of Pro-Rata Share of $25.0MM Payment from NRGM (NRGY Ownership) -- -- 0.8 -- 0.8 -- -- -- --
Less: Up-Front Payment to Acquire IHGP -- -- (75.0) -- (75.0) -- -- -- --
Net Cash Flow Differential to Crestwood Holdings $-- $-- ($62.0) $4.0 ($58.1) $0.8 $5.9 $13.2 $16.7
Original NRGY Unitholder Economics
Standalone Distributions on NRGM Units Forgone $-- $-- ($22.3) ($22.5) ($44.7) ($92.0) ($93.2) ($93.2) ($93.2)
Plus: 71.0% Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 16.9 16.9 $33.7 $68.3 70.7 74.0 77.0
Plus: 71.0% Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 2.0 2.0 $4.1 $8.3 8.6 9.0 9.3
Less: Standalone NRGM GP Cash Flow -- -- (2.1) (2.5) (4.6) (13.0) (14.9) (15.2) (15.8)
Plus: 71.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 5.5 5.6 11.1 24.8 31.4 41.3 50.6
Plus: 71.0% of Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 1.8 -- 1.8 -- -- -- --
Net Cash Flow Differential to NRGY's Unitholders $-- $-- $1.9 ($0.4) $1.4 ($3.6) $2.6 $15.8 $28.0

DRAFT
Confidential
Pro Forma Impact to NRGY & Crestwood Holdings (cont’d)

Summary Pro Forma Impact of Proposed Transaction to NRGY and Crestwood Holdings
The following sets forth the pro forma impact to NRGY and Crestwood Holdings based on the Proposed
Transaction utilizing the CMLP Management Financial Projections and the NRGM Management
Sensitivity Case
CMLP Management Financial Projections and the NRGM Management Sensitivity Case
For the Quarter Ending For the Years Ending December 31,
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E
NRGM GP/IDR Cash Flow Standalone $2.1 $2.1 $2.1 $2.5 $8.9 $13.0 $14.9 $15.2 $15.8
CMLP GP/IDR Cash Flow Standalone 5.2 5.2 5.7 6.2 22.2 30.3 43.4 57.7 73.5
Total Combined GP/IDR Cash Flows Standalone $7.3 $7.3 $7.8 $8.6 $31.1 $43.4 $58.2 $72.9 $89.2
Pro Forma NRGM GP/IDR Cash Flow $7.3 $7.3 $7.8 $7.8 $30.2 $47.4 $74.6 $100.9 $128.5
Incremental Combined GP/IDR Cash Flow Created $-- $-- ($0.0) ($0.8) (0.8) $4.0 $16.4 $28.0 $39.3
Crestwood Holdings Economics
CMLP Standalone LP Unit Distributions Forgone $-- $-- ($10.2) ($10.4) (20.7) (57.0) ($62.7) ($69.0) ($75.9)
Less: CMLP GP/IDRs Forgone -- -- (5.7) (6.2) (11.9) (30.3) (43.4) (57.7) (73.5)
Plus: Distributions on NRGM LP Units Owned by Crestwood Holdings -- -- 9.1 9.1 18.3 38.8 42.6 46.0 49.4
Plus: 29.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 2.3 2.3 4.5 13.7 21.6 29.3 37.3
Plus: 29.0% of Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 6.9 6.9 13.8 29.2 32.1 34.6 37.2
Plus: 29.0% of Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 0.8 0.8 1.7 3.5 3.9 4.2 4.5
Plus: Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 8.3 -- 8.3 -- -- -- --
Plus: 29.0% of Pro-Rata Share of $25.0MM Payment from NRGM (NRGY Ownership) -- -- 0.8 -- 0.8 -- -- -- --
Less: Up-Front Payment to Acquire IHGP -- -- (75.0) -- (75.0) -- -- -- --
Net Cash Flow Differential to Crestwood Holdings $-- $-- ($62.8) $2.5 ($60.2) ($2.1) ($5.9) ($12.6) ($21.0)
Original NRGY Unitholder Economics
Standalone Distributions on NRGM Units Forgone $-- $-- ($22.3) ($22.5) ($44.7) ($92.0) ($93.2) ($93.2) ($93.2)
Plus: 71.0% Pro Forma Distributions on NRGM Units Currently Owned by NRGY -- -- 16.9 16.9 $33.7 $71.5 78.6 84.8 91.1
Plus: 71.0% Pro Forma Distributions on NRGM Units Received from Crestwood Holdings -- -- 2.0 2.0 $4.1 $8.7 9.5 10.3 11.0
Less: Standalone NRGM GP Cash Flow -- -- (2.1) (2.5) (4.6) (13.0) (14.9) (15.2) (15.8)
Plus: 71.0% of NRGY's Pro Forma NRGM GP/IDR Cash Flow -- -- 5.5 5.6 11.1 33.6 53.0 71.7 91.3
Plus: 71.0% of Pro-Rata Share of $25.0 MM Payment from NRGM -- -- 1.8 -- 1.8 -- -- -- --
Net Cash Flow Differential to NRGY's Unitholders $-- $-- $1.9 ($0.4) $1.4 $8.8 $33.0 $58.3 $84.5

DRAFT IV. Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction

DRAFT
Confidential
Overview

Evercore, at the Conflicts Committee’s request, has analyzed the impact to CMLP unitholders of the following suggested changes to the Proposed Transaction
– Incorporating a general partner incentive distribution right giveback (“GP IDR Giveback”) for 12 quarters immediately preceding the closing date of the Proposed Transaction, including sensitivities with respect to
GP IDR givebacks of up to 100.0% of the incremental GP IDRs generated from the Proposed Transaction
– No premium for the CMLP units exchanged by Crestwood Holdings in the Proposed Transaction
– Incorporating additional cash compensation from Crestwood Holdings to CMLP unitholders of up to $50.0 million
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction

GP IDR Giveback % of Incremental IDRs / Total Cumulative Giveback ($MM)					

GP IDR Giveback % of Incremental IDRs / Total Cumulative Giveback ($MM)					

GP IDR Giveback % of Incremental IDRs / Total Cumulative Giveback ($MM)					

GP IDR Giveback % of Incremental IDRs / Total Cumulative Giveback ($MM)					

EVERCORE PARTNERS

Crestwood

DRAFT
Confidential

Note: Total GP IDR Giveback includes 12 quarters immediately proceeding the closing date of the Proposed Transaction
The following sets forth the impact on pro forma distribution per unit and resulting break even yield for CMLP unitholders assuming various levels of a GP IDR Giveback assuming the NRGM Management Financial
Projections, the CMLP Management Financial Projections and the CMLP Management Sensitivity Case
NRGM Management Financial Projections and the CMLP Management Financial Projections
NRGM Management Financial Projections and the CMLP Management Sensitivity Case
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.13) ($0.15) ($0.16) ($0.26) ($0.44)
12.5%/ $4.7 (0.13) (0.15) (0.14) (0.25) (0.44)
25.0%/ $9.4 (0.13) (0.14) (0.13) (0.24) (0.44)
37.5%/ $14.1 (0.13) (0.13) (0.11) (0.23) (0.44)
50.0%/ $18.7 (0.13) (0.13) (0.10) (0.22) (0.44)
62.5%/ $23.4 (0.13) (0.12) (0.08) (0.21) (0.44)
75.0%/ $28.1 (0.13) (0.11) (0.06) (0.20) (0.44)
87.5%/ $32.8 (0.13) (0.10) (0.05) (0.19) (0.44)
100.0%/ $37.5 (0.13) (0.10) (0.03) (0.18) (0.44)
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.6% 7.5% 7.6% 7.3% 6.9%
12.5%/ $4.7 7.6% 7.6% 7.6% 7.3% 6.9%
25.0%/ $9.4 7.6% 7.6% 7.7% 7.4% 6.9%
37.5%/ $14.1 7.6% 7.6% 7.7% 7.4% 6.9%
50.0%/ $18.7 7.6% 7.6% 7.8% 7.4% 6.9%
62.5%/ $23.4 7.6% 7.7% 7.8% 7.5% 6.9%
75.0%/ $28.1 7.6% 7.7% 7.9% 7.5% 6.9%
87.5%/ $32.8 7.6% 7.7% 7.9% 7.5% 6.9%
100.0%/ $37.5 7.6% 7.7% 8.0% 7.5% 6.9%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.10) ($0.14) ($0.05) $0.03 $0.04
12.5%/ $2.1 (0.10) (0.14) (0.04) 0.04 0.04
25.0%/ $4.2 (0.10) (0.13) (0.03) 0.05 0.04
37.5%/ $6.2 (0.10) (0.13) (0.03) 0.05 0.04
50.0%/ $8.3 (0.10) (0.13) (0.02) 0.06 0.04
62.5%/ $10.4 (0.10) (0.13) (0.01) 0.07 0.04
75.0%/ $12.5 (0.10) (0.13) (0.01) 0.07 0.04
87.5%/ $14.6 (0.10) (0.13) 0.00 0.08 0.04
100.0%/ $16.7 (0.10) (0.13) 0.01 0.09 0.04
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.7% 7.6% 7.9% 8.2% 8.2%
12.5%/ $2.1 7.7% 7.6% 8.0% 8.3% 8.2%
25.0%/ $4.2 7.7% 7.6% 8.0% 8.3% 8.2%
37.5%/ $6.2 7.7% 7.6% 8.0% 8.3% 8.3%
50.0%/ $8.3 7.7% 7.6% 8.0% 8.3% 8.3%
62.5%/ $10.4 7.7% 7.6% 8.1% 8.4% 8.3%
75.0%/ $12.5 7.7% 7.6% 8.1% 8.4% 8.3%
87.5%/ $14.6 7.7% 7.6% 8.1% 8.4% 8.3%
100.0%/ $16.7 7.7% 7.6% 8.1% 8.5% 8.3%
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction
Pro Forma Impact of GP IDR Giveback
CMLP Breakeven Yield
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield

GP IDR Giveback
% of Incremental IDRs / Total Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total Cumulative Giveback ($MM)

EVERCORE PARTNERS

Pro Forma Impact of GP IDR Giveback (cont’d)

Note: Total GP IDR Giveback includes 12 quarters immediately proceeding the closing date of the Proposed Transaction
The following sets forth the impact on pro forma distribution per unit and resulting break even yield for CMLP unitholders assuming various levels of a GP IDR Giveback assuming the NRGM Management Sensitive Case, the CMLP Management Financial Projections and the CMLP Management Sensitivity Case
NRGM Management Sensitivity Case and the CMLP Management Sensitivity Case
NRGM Management Sensitivity Case and the CMLP Management Financial Projections
Confidential
DRAFT
CMLP Breakeven Yield
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.7% 7.4% 7.6% 8.0% 8.2%
12.5%/ $2.8 7.7% 7.4% 7.7% 8.0% 8.2%
25.0%/ $5.6 7.7% 7.4% 7.7% 8.1% 8.2%
37.5%/ $8.4 7.7% 7.4% 7.7% 8.1% 8.2%
50.0%/ $11.2 7.7% 7.4% 7.8% 8.2% 8.2%
62.5%/ $14.0 7.7% 7.4% 7.8% 8.2% 8.2%
75.0%/ $16.8 7.7% 7.4% 7.8% 8.2% 8.2%
87.5%/ $19.6 7.7% 7.4% 7.9% 8.3% 8.2%
100.0%/ $22.4 7.8% 7.4% 7.9% 8.3% 8.2%
For the Years Ending December` 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.10) ($0.18) ($0.12) ($0.03) $0.02
12.5%/ $2.8 (0.10) (0.18) (0.11) (0.02) 0.02
25.0%/ $5.6 (0.10) (0.18) (0.10) (0.01) 0.02
37.5%/ $8.4 (0.10) (0.18) (0.09) 0.00 0.02
50.0%/ $11.2 (0.10) (0.18) (0.09) 0.01 0.02
62.5%/ $14.0 (0.09) (0.17) (0.08) 0.02 0.02
75.0%/ $16.8 (0.09) (0.17) (0.07) 0.03 0.02
87.5%/ $19.6 (0.09) (0.17) (0.07) 0.04 0.02
100.0%/ $22.4 (0.09) (0.17) (0.06) 0.05 0.02
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.13) ($0.20) ($0.23) ($0.30) ($0.38)
12.5%/ $5.4 (0.13) (0.20) (0.21) (0.28) (0.38)
25.0%/ $10.8 (0.13) (0.19) (0.20) (0.27) (0.38)
37.5%/ $16.2 (0.13) (0.18) (0.18) (0.26) (0.38)
50.0%/ $21.6 (0.13) (0.18) (0.16) (0.24) (0.38)
62.5%/ $27.0 (0.13) (0.17) (0.14) (0.23) (0.38)
75.0%/ $32.5 (0.13) (0.16) (0.13) (0.21) (0.38)
87.5%/ $37.9 (0.13) (0.16) (0.11) (0.20) (0.38)
100.0%/ $43.3 (0.13) (0.15) (0.09) (0.19) (0.38)
CMLP Breakeven Yield
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.6% 7.3% 7.3% 7.2% 7.0%
12.5%/ $5.4 7.6% 7.4% 7.4% 7.2% 7.0%
25.0%/ $10.8 7.6% 7.4% 7.4% 7.3% 7.0%
37.5%/ $16.2 7.6% 7.4% 7.5% 7.3% 7.0%
50.0%/ $21.6 7.6% 7.4% 7.6% 7.4% 7.0%
62.5%/ $27.0 7.6% 7.5% 7.6% 7.4% 7.0%
75.0%/ $32.5 7.6% 7.5% 7.7% 7.4% 7.0%
87.5%/ $37.9 7.6% 7.5% 7.7% 7.5% 7.0%
100.0%/ $43.3 7.6% 7.5% 7.8% 7.5% 7.0%
CMLP Distribution/LP Unit Accretion/(Dilution) - $
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction
CMLP Distribution/LP Unit Accretion/(Dilution) - $

DRAFT
Confidential
Pro Forma Impact of Crestwood Holdings CMLP Units Receiving No Premium

The following sets forth the impact on pro forma distributions and resulting break even yield for CMLP unitholders assuming Crestwood Holdings receives no premium for its wholly owned CMLP units exchanged for
NRGM units assuming the NRGM Management Financial Projections, the CMLP Management Financial
Projections and the CMLP Management Sensitivity Case
NRGM Management Financial Projections and the CMLP Management Financial Projections
NRGM Management Financial Projections and the CMLP Management Sensitivity Case
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units ($0.13) ($0.15) ($0.16) ($0.26) ($0.44)
(0.13) (0.14) (0.15) (0.25) (0.42)
No Premium on Affiliate Owned Units (0.13) (0.14) (0.15) (0.25) (0.42)
CMLP Breakeven Yield
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units 7.6% 7.5% 7.6% 7.3% 6.9%
No Premium on Affiliate Owned Units 7.6% 7.6% 7.6% 7.3% 6.9%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units ($0.10) ($0.14) ($0.05) $0.03 $0.04
(0.10) (0.13) (0.03) 0.05 0.05
No Premium on Affiliate Owned Units (0.10) (0.13) (0.03) 0.05 0.05
CMLP Breakeven Yield
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units 7.7% 7.6% 7.9% 8.2% 8.2%
No Premium on Affiliate Owned Units 7.7% 7.6% 8.0% 8.3% 8.3%
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Distribution/LP Unit Accretion/(Dilution) - $

DRAFT
Confidential
Pro Forma Impact of Crestwood Holdings CMLP Units Receiving No Premium (cont’d)

NRGM Management Sensitivity Case and the CMLP Management Sensitivity Case
NRGM Management Sensitivity Case and the CMLP Management Financial Projections
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units ($0.10) ($0.18) ($0.12) ($0.03) $0.02
(0.10) (0.17) (0.11) (0.02) 0.03
No Premium on Affiliate Owned Units (0.10) (0.17) (0.11) (0.02) 0.03
CMLP Breakeven Yield
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units 7.7% 7.4% 7.6% 8.0% 8.2%
No Premium on Affiliate Owned Units 7.7% 7.4% 7.7% 8.0% 8.2%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units ($0.13) ($0.20) ($0.23) ($0.30) ($0.38)
(0.13) (0.19) (0.22) (0.28) (0.37)
No Premium on Affiliate Owned Units (0.13) (0.19) (0.22) (0.28) (0.37)
CMLP Breakeven Yield
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Exchange Ratio on All Units 7.6% 7.3% 7.3% 7.2% 7.0%
No Premium on Affiliate Owned Units 7.6% 7.4% 7.4% 7.2% 7.1%
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction
The following sets forth the impact on pro forma distributions and resulting break even yield for CMLP unitholders assuming Crestwood Holdings receives no premium for its wholly owned CMLP units exchanged for NRGM units assuming the NRGM Management Sensitive Case, the CMLP Management Financial
Projections and the CMLP Management Sensitivity Case
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Distribution/LP Unit Accretion/(Dilution) - $

One Time Payment from Crestwood Holdings

One Time Payment from Crestwood Holdings

One Time Payment from Crestwood Holdings

One Time Payment from Crestwood Holdings

EVERCORE PARTNERS

DRAFT
Confidential
Pro Forma Impact of Additional Cash Compensation from NRGY to CMLP
Unitholders

(1)
NRGM Management Financial Projections and the CMLP Management Financial Projections
NRGM Management Financial Projections and the CMLP Management Sensitivity Case
CMLP Distribution/LP Unit Accretion/(Dilution) - $
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- ($0.13) ($0.15) ($0.16) ($0.26) ($0.44)
10.0 (0.13) (0.15) (0.16) (0.26) (0.44)
20.0 (0.13) (0.15) (0.16) (0.26) (0.44)
30.0 (0.13) (0.15) (0.16) (0.26) (0.44)
40.0 (0.13) (0.15) (0.16) (0.26) (0.44)
50.0 (0.13) (0.15) (0.16) (0.26) (0.44)
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- 7.7% 7.7% 7.7% 7.4% 7.0%
10.0 7.8% 7.7% 7.7% 7.4% 7.0%
20.0 7.8% 7.7% 7.8% 7.5% 7.0%
30.0 7.9% 7.8% 7.8% 7.5% 7.1%
40.0 7.9% 7.9% 7.8% 7.6% 7.1%
50.0 8.0% 7.9% 7.9% 7.6% 7.1%
CMLP Distribution/LP Unit Accretion/(Dilution) - $
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- ($0.10) ($0.14) ($0.05) $0.03 $0.04
10.0 (0.10) (0.14) (0.05) 0.03 0.04
20.0 (0.10) (0.14) (0.05) 0.03 0.04
30.0 (0.10) (0.14) (0.05) 0.03 0.04
40.0 (0.10) (0.14) (0.05) 0.03 0.04
50.0 (0.10) (0.14) (0.05) 0.03 0.04
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- 7.8% 7.7% 8.1% 8.4% 8.4%
10.0 7.9% 7.7% 8.1% 8.4% 8.4%
20.0 7.9% 7.8% 8.2% 8.5% 8.5%
30.0 8.0% 7.9% 8.2% 8.6% 8.6%
40.0 8.1% 7.9% 8.3% 8.6% 8.6%
50.0 8.1% 8.0% 8.3% 8.7% 8.7%
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction
Standalone projected unit price adjusted for $0.41 per unit cash consideration from the Proposed Transaction and additional One Time Payment from Crestwood Holdings
The following sets forth the impact on pro forma distributions and resulting break even yield for CMLP unitholders assuming Crestwood Holdings provides additional cash compensation in the Proposed Transaction assuming the
NRGM Management Financial Projections, the CMLP Management Financial Projections and the CMLP
Management Sensitivity Case
CMLP Breakeven Yield (1)
CMLP Breakeven Yield (1)

One Time Payment from Crestwood Holdings

One Time Payment from Crestwood Holdings

One Time Payment from Crestwood Holdings

One Time Payment from Crestwood Holdings

EVERCORE PARTNERS

Crestwood

DRAFT
Confidential
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- 7.8% 7.5% 7.8% 8.1% 8.3%
10.0 7.9% 7.6% 7.8% 8.2% 8.4%
20.0 7.9% 7.6% 7.9% 8.2% 8.4%
30.0 8.0% 7.7% 7.9% 8.3% 8.5%
40.0 8.0% 7.7% 8.0% 8.4% 8.5%
50.0 8.1% 7.8% 8.0% 8.4% 8.6%

NRGM Management Sensitivity Case and the CMLP Management Sensitivity Case
NRGM Management Sensitivity Case and the CMLP Management Financial Projections
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- ($0.10) ($0.18) ($0.12) ($0.03) $0.02
10.0 (0.10) (0.18) (0.12) (0.03) 0.02
20.0 (0.10) (0.18) (0.12) (0.03) 0.02
30.0 (0.10) (0.18) (0.12) (0.03) 0.02
40.0 (0.10) (0.18) (0.12) (0.03) 0.02
50.0 (0.10) (0.18) (0.12) (0.03) 0.02
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- ($0.13) ($0.20) ($0.23) ($0.30) ($0.38)
10.0 (0.13) (0.20) (0.23) (0.30) (0.38)
20.0 (0.13) (0.20) (0.23) (0.30) (0.38)
30.0 (0.13) (0.20) (0.23) (0.30) (0.38)
40.0 (0.13) (0.20) (0.23) (0.30) (0.38)
50.0 (0.13) (0.20) (0.23) (0.30) (0.38)
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
$-- 7.7% 7.5% 7.4% 7.3% 7.1%
10.0 7.8% 7.5% 7.5% 7.3% 7.1%
20.0 7.8% 7.6% 7.5% 7.4% 7.2%
30.0 7.9% 7.6% 7.6% 7.4% 7.2%
40.0 7.9% 7.6% 7.6% 7.4% 7.2%
50.0 8.0% 7.7% 7.7% 7.5% 7.3%
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed Transaction
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield
(1)
(1)
Pro Forma Impact of Additional Cash Compensation from NRGY to CMLP
Unitholders (cont’d)
(1)
Standalone projected unit price adjusted for $0.41 per unit cash consideration from the Proposed Transaction and additional One Time Payment from Crestwood Holdings
The following sets forth the impact on pro forma distributions and resulting break even yield for CMLP unitholders assuming Crestwood Holdings provides additional cash compensation in the Proposed Transaction assuming the
NRGM Management Sensitive Case, the CMLP Management Financial Projections and the CMLP Management
Sensitivity Case
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield

DRAFT Appendix

DRAFT A. NRGM Management Sensitivity Case

DRAFT
Confidential
NRGM Management Sensitivity Case

The NRGM Management Sensitivity Case as provided by CMLP management and utilized herein by Evercore is based on the NRGM Management Financial Projections as adjusted by the following assumptions:
– Firm storage is re-contracted at an average rate of $0.085 per maximum storage quantity per month with a
$0.01 increase each year beginning in fiscal 2015E
– Hub Services EBITDA remains flat at $11.0 million following 2013E
– A reduction of 100 MMcfd  of Marc I unsubscribed firm transportation volume at $0.192/Dekatherm beginning the third quarter of fiscal 2013E through the end of fiscal 2014E
Assumes 50.0% of 100 Mcfd capacity is utilized beginning in 2015E and thereafter
– All COLT contracts roll to mid-2016E at current take-or-pay rates
COLT contracts roll to volumetric recovery upon expiration at 60.0% utilization thereafter
– Elimination of the Seneca Lake Gas Storage Expansion project in 2015E and associated growth capital expenditures
– Delay of Watkins-Glen NGL storage by one quarter from Q4 2013 to Q1 2014
– Elimination of COLT Hub Phase II project in 2015E and associated growth capital expenditures, while
COLT Hub Phase I is assumed to secure long-term take-or-pay contracts at current projected rates
– Elimination of the Commonwealth Pipeline expansion project in 2016E and associated growth capital expenditures
– Assumes the same total distribution coverage that was assumed in the NRGM Management Financial
Projections
NRGM Management Sensitivity Case – Assumptions

DRAFT
Confidential
NRGM Management Sensitivity Case
($ in millions)

NRGM Management Sensitivity Case
The following sets forth selected operating and financial projections provided by CMLP management and used to derive the NRGM Management Sensitivity Case utilized herein:
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Growth Capital Expenditures
Commonwealth Pipeline -- -- -- --
Seneca Lake Gas Storage Expansion -- -- -- --
Watkins Glen NGL Expansion (10.7) -- -- --
COLT Hub -- -- -- --
COLT Hub Expansion I (28.5) -- -- --
COLT Hub Expansion II -- -- -- --
Other NRGM Growth (2.0) (2.0) (2.0) (2.0)
Total ($116.0) ($41.2) ($2.0) ($2.0) ($2.0)
Revenue
Firm Storage $101.4 $104.7 $101.3 $99.4 $99.4 (0.5%)
Transportation 44.9 53.2 56.7 58.2 62.6 8.6%
Hub Services 11.0 11.0 11.0 11.0 11.0 0.0%
Salt 48.1 50.3 51.4 51.4 51.4 1.7%
Crude and Other 41.5 78.7 84.9 81.9 72.0 14.8%
Total Revenue $247.0 $297.9 $305.4 $302.0 $296.5 4.7%
Cost of Sales/Service
Storage ($7.4) ($4.7) ($4.9) ($5.1) ($5.1) (9.0%)
Transportation (7.7) (10.5) (10.5) (11.9) (16.1) 20.3%
Salt (29.0) (29.5) (30.0) (30.0) (30.0) 0.8%
Crude and Other (5.6) (8.4) (9.1) (9.4) (9.6) 14.4%
Total Cost of Sales/Service ($49.7) ($53.0) ($54.5) ($56.4) ($60.7) 5.1%
Gross Profit
Storage & Transportation $142.3 $153.7 $153.6 $151.6 $151.8 1.6%
Salt 19.1 20.8 21.5 21.5 21.5 2.9%
Crude and Other 35.9 70.3 75.8 72.5 62.4 14.8%
Total Gross Profit $197.3 $244.9 $250.9 $245.6 $235.8 4.5%
Less: Total Operating Expenses (31.1) (33.8) (34.9) (36.3) (37.8)
Plus: Minority Interest and Other Expense 0.0 -- -- -- --
Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0 4.5%
Note: Bold text represents those line items that differ from the NRGM Management Financial Projections

DRAFT
Confidential
NRGM Management Sensitivity Case (cont’d)
($ in millions, except per unit amounts)

NRGM Management Sensitivity Case
The following sets forth the NRGM Management Sensitivity Case utilized by Evercore in its analysis herein:
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2014E - 2017E
Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0 (2.1%)
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6)
Less: Interest Expense (34.7) (42.3) (46.6) (44.4) (42.7)
Other 4.6 (0.3) 2.7 1.3 (1.3)
Distributable Cash Flow $131.7 $161.5 $164.2 $157.9 $145.3 (3.5%)
Distributed Cash Flow
Common Units - Public $46.5 $47.7 $48.8 $51.1 $58.1
Common Units - NRGY 88.8 91.2 93.2 93.2 93.2
General Partner 8.2 11.8 14.8 15.1 15.8
Distributed Cash Flow $143.5 $150.7 $156.8 $159.3 $167.1 3.5%
% to GP 5.7% 7.8% 9.4% 9.4% 9.4%
GP IDRs $8.2 $11.8 $14.8 $15.1 $15.8 10.3%
Weighted Average LP Units Outstanding 85.9 85.9 85.9 87.3 91.5
DCF / LP Unit $1.49 $1.68 $1.70 $1.64 $1.53 (3.0%)
Distribution / LP Unit 1.58 1.62 1.65 1.65 1.65 0.7%
LP Coverage 0.95x 1.04x 1.03x 1.00x 0.93x
Total Coverage 0.92 1.07 1.05 0.99 0.87
Distributable Cash Flow Surplus / (Shortfall) ($11.8) $10.8 $7.5 ($1.4) ($21.8)

DRAFT
Confidential
NRGM Management Sensitivity Case (cont’d)
($ in millions)

NRGM Management Sensitivity Case
For the Fiscal Years Ending September 30,
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued for Growth Capital Expenditures $-- $-- $-- $-- $--
Equity Issued for Rangeland Acquisition 225.0 -- -- -- --
Equity Issuance in Q4 2016E -- -- -- 150.0 --
Debt Issued / (Repaid) 353.5 21.9 (3.9) (88.0) 24.2
DCF Surplus / (Shortfall) (11.8) 10.8 7.5 (1.4) (21.8)
Total Sources $566.7 $32.7 $3.6 $60.6 $2.4
Debt Issued / (Repaid), net of Surplus / (Shortfall) $353.5 $21.9 ($3.9) ($88.0) $24.2
Total Equity Issued 225.0 -- -- -- --
Uses:
Growth Capital Expenditures $116.0 $41.2 $2.0 $2.0 $2.0
Rangeland Acquisition 425.0 -- -- -- --
Rangeland Transaction Fees and Expenses 6.0 -- -- -- --
Excess Cash -- -- -- 57.1 --
Other 19.7 (8.5) 1.6 1.5 0.4
Total Uses $566.7 $32.7 $3.6 $60.6 $2.4
Credit Statistics
Debt / Adjusted EBITDA 4.6x 3.8x 3.6x 3.3x 3.7x
Net Debt / Adjusted EBITDA 4.6 3.8 3.6 3.1 3.4
Capital Structure
Cash $-- $-- $-- $57.1 $57.1
Total Debt 770.0 791.9 788.0 700.0 724.2
Net Debt $770.0 $791.9 $788.0 $642.9 $667.1
The following sets forth the funding assumptions utilized in the NRGM Management Sensitivity Case and NRGM’s resulting capital structure and credit statistics

DRAFT
Confidential
NRGM Management Sensitivity Case (cont’d)
($ in millions, except per unit amounts)

NRGM Management Sensitivity Case
Source: NRGM management; Wall Street Research
NRGM Management Financial Projections
NRGM Management Sensitivity Case
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2015E
Adjusted EBITDA $171.6 $223.5 $242.7 $260.9 $287.5 18.9%
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6)
Less: Interest Expense (34.8) (42.7) (52.1) (56.5) (57.2)
Other 4.6 (0.3) 2.7 1.3 (1.3)
Distributable Cash Flow $136.9 $173.5 $185.4 $197.5 $220.4 16.4%
DCF / LP Unit $1.52 $1.75 $1.82 $1.87 $1.94 9.3%
Distribution / LP Unit 1.59 1.68 1.77 1.85 1.88 5.5%
LP Coverage 0.96x 1.04x 1.03x 1.01x 1.03x
Total Coverage 0.94 1.07 1.05 1.02 1.06
Distributable Cash Flow Surplus / (Shortfall) ($9.2) $11.6 $8.4 $3.6 $11.6
For the Fiscal Years Ending September 30, CAGR Difference versus NRGM Management Financial Projections
2013E 2014E 2015E 2016E 2017E 2013E - 2015E 2013E 2014E 2015E 2016E 2017E
Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0 14.0% ($5.3) ($12.4) ($26.7) ($51.6) ($89.6)
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6) -- -- -- -- --
Less: Interest Expense (34.7) (42.3) (46.6) (44.4) (42.7) 0.1 0.4 5.5 12.1 14.5
Other 4.6 (0.3) 2.7 1.3 (1.3) -- -- -- -- --
Distributable Cash Flow $131.7 $161.5 $164.2 $157.9 $145.3 11.7% ($5.2) ($12.0) ($21.2) ($39.6) ($75.1)
DCF / LP Unit $1.49 $1.68 $1.70 $1.64 $1.53 6.6% ($0.03) ($0.07) ($0.12) ($0.23) ($0.41)
Distribution / LP Unit 1.58 1.62 1.65 1.65 1.65 2.4% (0.01) (0.07) (0.12) (0.20) (0.23)
LP Coverage 0.95x 1.04x 1.03x 1.00x 0.93x
Total Coverage 0.92 1.07 1.05 0.99 0.87
Distributable Cash Flow Surplus / (Shortfall) ($11.8) $10.8 $7.5 ($1.4) ($21.8)
The following sets forth a comparison of the NRGM Management Financial Projections and the NRGM Management
Sensitivity Case utilized by Evercore in its analysis herein